Exhibit 99.1
Rocket Fuel Reports Financial Results for Second Quarter 2017

REDWOOD CITY, Calif., August 9, 2017 - Rocket Fuel Inc. (NASDAQ: FUEL), a predictive marketing platform provider, today announced financial results for the second quarter ended June 30, 2017.

Financial Highlights for the Second Quarter of 2017

GAAP Revenue: $90.7 million, 22% below last year's second quarter total of $117.0 million.
Revenue derived from North America was $69.9 million, down 25% from last year's second quarter. Revenue from outside North America was $20.8 million, down 14% from last year.
Platform Solutions revenue grew significantly year-on-year, representing 38% of total revenue in the second quarter versus 18% in last year’s second quarter. Media Services revenue represented 62% and 82% of total revenue in the second quarter 2017 and the second quarter 2016, respectively.

Non-GAAP Spend: $95.8 million, down 19% compared to $118.4 million non-GAAP spend in the second quarter of 2016.
Non-GAAP spend derived from North America was $73.6 million, down 21% from last year's second quarter. Non-GAAP spend from outside North America was $22.2 million, down 13% from last year.

Platform Solutions spend grew 77% year-on-year, representing 41% of non-GAAP spend in the second quarter versus 19% in last year’s second quarter. Media Services declined 41% year-on-year, and spend was 59% and 81% of non-GAAP spend in the second quarter 2017 and the second quarter 2016, respectively.

Non-GAAP Net Revenue: $42.5 million, down 36% compared to $66.0 million non-GAAP Net Revenue in the second quarter of 2016.
GAAP Net Loss: $(18.2) million, or $(0.39) per diluted share compared to a net loss of $(16.7) million, or $(0.38) per diluted share, in the second quarter of 2016.
Non-GAAP Adjusted EBITDA: $(2.5) million, compared to $4.2 million in the second quarter of 2016.
Non-GAAP Adjusted Net Loss: $(9.9) million, or $(0.21) per diluted share, compared to an adjusted net loss of $(6.7) million, or $(0.15) per diluted share, for the second quarter of 2016.
GAAP Net Cash Provided by Operating Activities: $6.0 million, compared to $5.2 million in the second quarter of 2016.
Non-GAAP Free Cash Flow: $3.4 million, compared to $0.9 million in the second quarter of 2016.
Cash and Cash Equivalents: $62.4 million as of June 30, 2017, compared to $84.0 million as of December 31, 2016.

Debt and Capital Lease Obligation: Total outstanding obligations of $83.5 million, including a $69.5 million revolving line of credit and $14.0 million of capital leases. The Company was not in compliance with the bank-defined adjusted EBITDA covenant related to the credit facility as of June 30, 2017, however, a waiver has been obtained. Additionally, the Company has entered into an amendment to its credit facility with terms and covenants intended to align with completing the acquisition by Sizmek Inc. that was announced on July 18, 2017, or to pay down the remaining balance by October 31, 2017.

Employee Headcount: 726 as of June 30, 2017, down from 899 in the second quarter of 2016.

Financial Outlook for the Third Quarter of 2017
For the third quarter of 2017, the Company expects:
- Non-GAAP net revenue between $35.0 million and $40.0 million.
- Non-GAAP Adjusted EBITDA between negative $10.0 million and negative $5.0 million.
The Company does not reconcile its forward-looking non-GAAP financial measures, net revenue and adjusted EBITDA, to the corresponding GAAP measures due to the high variability and difficulty in making accurate forecasts and projections in respect to the interplay between revenue and the corresponding margins. Our Media Services and Platform Solutions have different media margins and the pace of the transition of some of our business from Media Services to Platform Solutions, the pace of adoption, or activation of existing Platform Solutions customers, and the corresponding future margins cannot be reasonably predicted. The GAAP measure net income includes stock-based compensation expense that is impacted by future hiring and retention needs, and the future share price of Rocket Fuel’s stock. Similarly, restructuring charges, which we exclude from our non-GAAP measure adjusted EBITDA, are impacted by future decisions and by actions involving our facilities that are difficult to predict. The actual amounts of these excluded items will have a significant impact on the Company’s GAAP net income. Accordingly, reconciliations of these two forward-looking non-GAAP financial measures to the corresponding GAAP measures are not available without unreasonable effort.

Conference Call, Webcast and Related Information
As a result of the announcement on July 18, 2017, regarding Rocket Fuel’s entry into a definitive agreement to be acquired by Sizmek Inc., Rocket Fuel will not be hosting a conference call to discuss its second quarter 2017 financial results.

Use of Non-GAAP Measures
We provide information relating to non-GAAP spend, non-GAAP net revenue, non-GAAP adjusted EBITDA, non-GAAP adjusted net income (loss), non-GAAP operating expenses and non-GAAP free cash flow, which are financial measures that have not been prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). These non-GAAP financial measures have been included in this press release because they are measures used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget, and to develop short- and long-term operational plans.
We define non-GAAP spend as GAAP revenue plus platform media costs for a portion of our sales arrangements (customers with revenue recognized on a net basis per GAAP). Media costs consist of costs for advertising impressions we purchase from advertising exchanges or other third parties. A limitation of non-GAAP spend is that it is a measure designed for internal purposes to assess market share and scale, and to plan for optimal levels of support for our clients that may be unique to Rocket Fuel. This may not enhance the comparability of Rocket Fuel’s results to other companies in the same industry that have similar business arrangements but present the impact of media costs differently. Our management compensates for this limitation by also considering the comparable GAAP financial measures of revenue, media costs and other costs of revenue.

We define non-GAAP net revenue as GAAP revenue less media costs. A limitation of non-GAAP net revenue is that it is a measure designed for internal purposes that may be unique to Rocket Fuel and may not enhance the comparability of Rocket Fuel’s results to other companies in the same industry that have similar business arrangements but present the impact of media costs differently. Our management compensates for this limitation by also considering the comparable GAAP financial measures of revenue, media costs and other costs of revenue.

We define non-GAAP adjusted EBITDA as GAAP net income (loss) before interest expense, other income (expense), net, income tax provision (benefit), depreciation and amortization expense (including amortization of capitalized software development expenses), stock-based compensation expense and related payroll taxes, acquisition and restructuring related expenses, and impairment charges. Non-GAAP adjusted EBITDA has a number of limitations, including the following: although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future and non-GAAP adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; non-GAAP adjusted EBITDA is often considered an approximation of operating cash flow, but in our case excludes software development costs capitalized in a current period and excludes those costs as they are amortized over future periods; non-GAAP adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; non-GAAP adjusted EBITDA does not consider the potentially dilutive impact of equity-based compensation; non-GAAP adjusted EBITDA does not reflect acquisition and restructuring related expenses, the expenses capitalized for internal-use software, tax and interest expenses that may represent payments reducing the cash available to us; and other companies, including those in our industry, may calculate non-GAAP adjusted EBITDA differently, which reduces its usefulness as a comparative measure. Because of these limitations, our management considers non-GAAP adjusted EBITDA alongside other financial performance measures, including cash flow metrics, net income (loss) and our other GAAP results.
We define non-GAAP adjusted net income (loss) as GAAP net income (loss) excluding stock-based compensation expense, amortization of intangible assets, impairment charges, acquisition and restructuring related expenses and the estimated tax impact of the foregoing items. A limitation of non-GAAP adjusted net income (loss) is that it is a measure that may be unique to Rocket Fuel and may not enhance the comparability of Rocket Fuel’s results to other companies in the same industry that define adjusted net income (loss) differently. This measure may also exclude expenses that may have a material impact on Rocket Fuel’s reported financial results. Our management compensates for these limitations by also considering the comparable GAAP financial measure of net income (loss).
We define non-GAAP operating expenses as GAAP total costs and expenses less media costs, depreciation and amortization expense (including amortization of capitalized software development costs), impairment charges, stock-based compensation expense and related payroll taxes, and acquisition and restructuring related expense. Non-GAAP operating expenses has a number of limitations, including the following: although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future and this measure does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; non-GAAP operating expenses is often considered an approximation of operating cash flow, but in our case excludes software development costs capitalized in a current period and excludes those costs as they are amortized over future periods; non-GAAP operating expenses does not reflect changes in, or cash requirements for, our working capital needs; non-GAAP operating expenses does not consider the potentially dilutive impact of equity-based compensation; non-GAAP operating expenses does not reflect acquisition and restructuring related expenses, the expenses capitalized for internal-use software, tax and interest expenses that may represent payments reducing the cash available to us; and other companies, including those in our industry, may calculate non-GAAP operating expenses differently, which reduces its usefulness as a comparative measure. Because of these limitations, our management considers non-GAAP operating expenses alongside other financial performance measures, including total expenses, cash from operating activities and our other GAAP results.
In addition, we provide information about our non-GAAP free cash flow. We define non-GAAP free cash flow as the net cash provided by (or used in) operating activities less the cash used for purchases of property, equipment and software and for capitalized internal-use software development costs. A limitation of free cash flow is that it may be unique to Rocket Fuel and may not enhance the comparability of Rocket Fuel’s results to other companies in the same industry that define free cash flow differently from us. This measure also does not represent the residual cash flow available to us for discretionary expenditures or investments because we have mandatory capital leases and debt service requirements that may have a material impact on Rocket Fuel’s liquidity. Our management compensates for these limitations by also considering the comparable GAAP financial measure of net cash provided by (or used in) operating activities.

For a reconciliation of non-GAAP financial measures to the nearest comparable GAAP financial measures, see “Reconciliation from GAAP Revenue to Non-GAAP Spend,” “Reconciliation from GAAP Revenue to Non-GAAP Net Revenue,” “Reconciliation from GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA,” “Reconciliation from GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income (Loss)”, “Reconciliation from GAAP Total Cost and Expenses to Non-GAAP Operating Expenses" and “Reconciliation from GAAP Net Cash Provided by (Used in) Operating Activities to Non-GAAP Free Cash Flow" included in this press release.
These non-GAAP financial measures are not intended to be considered in isolation from, as substitutes for, or as superior to, the corresponding financial measures prepared in accordance with GAAP.
Cautions Regarding Forward-Looking Statements
This press release contains forward-looking statements regarding future events and our future financial performance, including but not limited to expectations regarding total spend as a new metric; expected progress against achieving our strategic priorities; expectations regarding our platform solutions business and our media services business; our sales and marketing execution; industry trends; trends and growth in our business; technology; our customer, supplier and channel partner relationships; our operating expenses and cost structure; guidance for third quarter non-GAAP net revenue and non-GAAP adjusted EBITDA, our expectations regarding our credit facility and amendments thereto, and financial goals for fiscal year 2017. Words such as "expect," "believe," "intend," "plan," "goal," "focus," "anticipate," and other similar words are also intended to identify forward-looking statements.
These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from the results anticipated by such statements, including, without limitation: our limited operating history, particularly as a relatively new public company; fluctuations in our operating results, including but not limited to fluctuations due to seasonality; changes in customers; our history of losses; our access to capital on acceptable terms; our ability to achieve the expected benefits of our restructuring and operating efficiency plans; risks due to employee attrition and integration of new leadership and employees; risks associated with margin shifts in our business; our ability to adequately address competition; our ability to serve the needs of agencies and agency holding companies; and risks to our ability to make the right investment decisions with regard to new products, technology, infrastructure, sales strategies and strategic imperatives in our key markets, including international.
Additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements are under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 16, 2017 and in subsequent SEC filings. These forward-looking statements are made as of the date of this press release and the related webcast, and the Company expressly disclaims any obligation or undertaking to update the forward-looking statements contained herein or therein to reflect events that occur or circumstances that exist after the date on which the statements were made.
About Rocket Fuel
Rocket Fuel is a predictive marketing software company that uses artificial intelligence to empower agencies and marketers to anticipate people's need for products and services.
Headquartered in Redwood City, Calif., Rocket Fuel has more than 20 offices worldwide and trades on the NASDAQ Global Select Market under the ticker symbol "FUEL." Rocket Fuel, the Rocket Fuel logo, Moment Scoring, Advertising That Learns and Marketing That Learns are trademarks or registered trademarks of Rocket Fuel Inc. in the United States and other countries.
Investor Relations:
(650) 481-6082
ir@rocketfuel.com

Rocket Fuel Inc.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30,	December 31,
	2017	2016
Assets
Current Assets:
Cash and cash equivalents	$62,356	$84,024
Accounts receivable, net	107,267	125,755
Prepaid expenses	2,831	2,598
Other current assets	6,046	3,049
Total current assets	178,500	215,426
Property, equipment and software, net	42,429	49,561
Restricted cash	1,784	1,749
Intangible assets, net	27,346	34,874
Deferred tax assets, net	793	574
Other assets	673	517
Total Assets	$251,525	$302,701

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable	$72,268	$83,001
Accrued and other current liabilities	28,406	33,486
Deferred revenue	4,195	2,856
Current portion of capital leases	9,256	8,325
Current portion of debt	68,998	71,190
Total current liabilities	183,123	198,858
Capital leases - Less current portion	4,722	6,721
Deferred rent - Less current portion	8,840	9,121
Other liabilities	1,491	850
Total liabilities	198,176	215,550

Stockholders' Equity:
Common stock	47	46
Additional paid-in capital	479,699	473,056
Accumulated other comprehensive loss	(705)	(925)
Accumulated deficit	(425,692)	(385,026)
Total stockholders' equity	53,349	87,151
Total Liabilities and Stockholders' Equity	$251,525	$302,701

Rocket Fuel Inc.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except loss per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenue	$90,747	$116,968	$185,919	$221,713
Costs and expenses:
Media costs	48,239	50,922	95,995	93,481
Other cost of revenue (1)	20,053	20,397	41,558	40,482
Research and development (1)	6,863	9,438	14,133	20,077
Sales and marketing (1)	23,212	36,190	49,110	73,030
General and administrative (1)	9,280	12,765	19,981	27,086
Restructuring	986	1,766	4,754	1,567
Total costs and expenses	108,633	131,478	225,531	255,723
Operating loss	(17,886)	(14,510)	(39,612)	(34,010)
Interest expense	1,231	1,032	2,368	2,269
Other (income) expense, net	(1,136)	866	(1,688)	672
Loss before income taxes	$(17,981)	$(16,408)	$(40,292)	$(36,951)
Income tax provision	216	285	374	515
Net loss	$(18,197)	$(16,693)	$(40,666)	$(37,466)

Basic and diluted net loss per share attributable to common stockholders	$(0.39)	$(0.38)	$(0.88)	$(0.85)
Basic and diluted weighted-average shares used to compute net loss per share attributable to common stockholders	46,638	44,056	46,451	43,828

(1)	Includes unaudited stock-based compensation expense as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Other cost of revenue	$334	$493	$729	$1,023
Research and development	690	981	1,232	2,346
Sales and marketing	697	1,357	1,486	2,846
General and administrative	867	1,251	1,989	2,677
	$2,588	$4,082	$5,436	$8,892

Rocket Fuel Inc.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Operating Activities:
Net loss	$(18,197)	$(16,693)	$(40,666)	$(37,466)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	10,840	12,881	23,384	25,145
Impairment of long-lived assets	164	1,225	2,445	1,225
Accelerated amortization of leasehold improvements	—	3,526	—	7,059
Stock-based compensation expense	2,588	4,082	5,436	8,892
Deferred taxes	(66)	197	(192)	193
Other non-cash adjustments, net	872	253	1,121	1,607
Changes in operating assets and liabilities:
Accounts receivable	6,035	(4,001)	17,451	10,102
Prepaid expenses and other assets	855	(413)	(3,325)	(2,209)
Accounts payable, accrued and other liabilities	2,766	6,781	(15,398)	(5,916)
Deferred rent	(540)	(3,029)	(414)	(6,103)
Deferred revenue	657	346	1,339	(128)
Net cash provided by (used in) operating activities	5,974	5,155	(8,819)	2,401

Investing Activities:
Purchases of property, equipment and software	(240)	(1,268)	(1,504)	(3,055)
Capitalized internal-use software development costs	(2,293)	(3,000)	(4,798)	(5,924)
Other investing activities	8	—	124	332
Net cash used in investing activities	(2,525)	(4,268)	(6,178)	(8,647)

Financing Activities:
Proceeds from employee stock plans, net	797	1,052	904	1,080
Tax withholdings related to net share settlements of restricted stock units	(260)	(368)	(415)	(609)
Repayment of capital lease obligations	(2,534)	(2,126)	(4,974)	(4,218)
Proceeds from debt facilities, net of issuance costs	—	—	(356)	22,350
Repayment of debt facilities	(2,000)	—	(2,000)	(24,000)
Net cash used in financing activities	(3,997)	(1,442)	(6,841)	(5,397)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	148	(173)	170	(253)
Change in Cash and Cash Equivalents	(400)	(728)	(21,668)	(11,896)
Cash and Cash Equivalents—Beginning of period	62,756	67,392	84,024	78,560
Cash and Cash Equivalents—End of period	$62,356	$66,664	$62,356	$66,664

Rocket Fuel Inc.
UNAUDITED NON-GAAP MEASURES
(In thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Non-GAAP spend	$95,772	$118,401	$194,839	$224,669
Non-GAAP net revenue	$42,508	$66,046	$89,924	$128,232
Non-GAAP adjusted EBITDA	$(2,488)	$4,219	$(5,054)	$1,594
Non-GAAP adjusted net income (loss)	$(9,875)	$(6,718)	$(21,963)	$(18,753)
Non-GAAP adjusted net income (loss) per diluted share	$(0.21)	$(0.15)	$(0.47)	$(0.43)
Non-GAAP operating expenses	$44,996	$61,827	$94,978	$126,638
Non-GAAP free cash flow	$3,441	$887	$(15,121)	$(6,578)

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP REVENUE TO NON-GAAP SPEND
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenue	$90,747	$116,968	$185,919	$221,713
Add: Media costs reduced by net basis accounting	5,025	1,433	8,920	2,956
Non-GAAP spend	$95,772	$118,401	$194,839	$224,669

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP REVENUE TO NON-GAAP NET REVENUE
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenue	$90,747	$116,968	$185,919	$221,713
Less: Media costs	48,239	50,922	95,995	93,481
Non-GAAP net revenue	$42,508	$66,046	$89,924	$128,232

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Net loss	$(18,197)	$(16,693)	$(40,666)	$(37,466)
Adjustments:
Interest expense	1,231	1,032	2,368	2,269
Income tax provision (benefit)	216	285	374	515
Amortization of intangibles	3,764	4,127	7,529	8,254
Amortization of capitalized software	3,023	2,743	6,028	5,033
Depreciation	4,053	6,011	9,827	11,858
Stock-based compensation expense	2,588	4,082	5,436	8,892
Other (income) expense, net	(1,136)	866	(1,688)	672
Restructuring expense	986	1,766	4,754	1,567
Acquisition expense	984	—	984	—
Total adjustments	15,709	20,912	35,612	39,060
Non-GAAP adjusted EBITDA	$(2,488)	$4,219	$(5,054)	$1,594

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP NET LOSS TO NON-GAAP ADJUSTED NET INCOME (LOSS)
(In thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Net loss	$(18,197)	$(16,693)	$(40,666)	$(37,466)
Stock-based compensation expense	2,588	4,082	5,436	8,892
Amortization of intangible assets	3,764	4,127	7,529	8,254
Restructuring expense	986	1,766	4,754	1,567
Acquisition expense	984	—	984	—
Non-GAAP adjusted net income (loss)	$(9,875)	$(6,718)	$(21,963)	$(18,753)

Basic and diluted net loss per share attributable to common stockholders	$(0.39)	$(0.38)	$(0.88)	$(0.85)

Non-GAAP adjusted net income (loss) per diluted share	$(0.21)	$(0.15)	$(0.47)	$(0.43)

Weighted average shares used in computing non-GAAP adjusted net income (loss) per diluted share	46,638	44,056	46,451	43,828

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP TOTAL COSTS AND EXPENSES TO NON-GAAP OPERATING EXPENSES
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Total costs and expenses	$108,633	$131,478	$225,531	$255,723
Less media costs	48,239	50,922	95,995	93,481
Adjustments:
Amortization of intangibles	3,764	4,127	7,529	8,254
Amortization of capitalized software	3,023	2,743	6,028	5,033
Depreciation	4,053	6,011	9,827	11,858
Stock-based compensation expense	2,588	4,082	5,436	8,892
Restructuring expense	986	1,766	4,754	1,567
Acquisition expense	984	—	984	—
Total adjustments	15,398	18,729	34,558	35,604
Non-GAAP operating expenses	$44,996	$61,827	$94,978	$126,638

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO NON-GAAP FREE CASH FLOW
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Net cash provided by (used in) operating activities	5,974	5,155	(8,819)	2,401
Less: Purchases of property, equipment and software	(240)	(1,268)	(1,504)	(3,055)
Less: Capitalized internal-use software development costs	(2,293)	(3,000)	(4,798)	(5,924)
Non-GAAP free cash flow	$3,441	$887	$(15,121)	$(6,578)
Net cash used in investing activities	(2,525)	(4,268)	$(6,178)	$(8,647)
Net cash used in financing activities	(3,997)	(1,442)	$(6,841)	$(5,397)